EXHIBIT 6.2

                 DOCUMENTS PERTAINING TO ANTELOPE PASS PROJECT



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                    United States Department of the Interior

                            BUREAU OF LAND MANAGEMENT
                             New Mexico State Office
                                 1474 Rodeo Road
                                 P.O. Box 27115
                         Santa Fe, New Mexico 87502-0115

IN REPLY REFER TO:
NMMC 169589 - 169596
3833(93000-itv)

                                   FEB 28 2003

Ms. Sarah Cabianca
Brinx Resources LTD.
4519 Woodgreen Dr.
West Vancouver, BC  V7S 2T8
Canada

Dear Ms. Cabianca:

On February 14, 2003, we received Assignment of Property for Kendra #1-8 serialized NMMC 169589 - NMMC 169596. The assignment will be noted and the document has been part of the case file.

Additional information may be obtained by calling me at (505) 438-7603.

                                            Sincerely,

                                            /s/ Ida T. Viarreal

                                            Ida T. Viarreal
                                            Solid Mineral Adjudication

Cc:
Leroy Halterman
820 Piedra Vista NE
Albuquerque, NM  87123




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                                                             Mr. Leroy Halterman
                                                              One Sycamore Plaza
                                                 500 Wyoming Blvd, NE, Suite 150
                                                          Albuquerque, NM  87109

                                      18576               37-1890
                             Assignment of Property
                              Antelope Pass Project

I Leroy Halterman, am the owner of the Antelope Pass Prospect (the prospect consists of eight "Kendra" unpatented lode mining claims totaling 160 acres). These claims NMMC # 169589- 169596, are situated in Township 27 South, Range 20 West, Sections 18 and 19 and Township 27 South, Range 21 West Sections 13 and
24. The Prospect represents a disseminated, epithermal gold prospect that is located in west central Hidalgo County, New Mexico. I hereby assign the property to Brinx Resources, a Nevada Corporation for the sum of $811.00


  /s/ LEROY HALTERMAN
-----------------------------------
Leroy Halterman



Accepting for Brinx Resources:


   /s/ KEN CABIANCA
-----------------------------------
Ken Cabianca, President

STATE OF NEW MEXICO                         )
County of Hidalgo                           ) ss
I hereby certify that this instrument
was filed for record at 2:19 o'clock
P.M. 1-7-03 Duly Recorded in
Book 37 of the records of Mining Locations
Page(s) 1890.
Witness my hand and seal of office
/s/ Belinda Chavez
COUNTY CLERK, HIDALGO CO., N.M.
/s/ D Vargas Deputy



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                                 Leroy Halterman
                               802 Piedra Vista NE
                          Albuquerque, New Mexico 87123

Hildago County Recorder
300 Shakespeare
Lordsburg, New Mexico  88045

RE:      NOTICE OF INTENT TO HOLD          18250              37-1887
         KENDRA #1-8, LODE MINING CLAIMS

The undersign does hereby file and record notice that the claims listed below have been located and filed in accordance with the laws of the State of New Mexico and the United States of America. The undersigned has paid the 2002-2003 BLM Maintenance Fee and intends to hold these claims for at least this period of time.

Claim Name              Location                            BLM Serial No.
Kendra #1         Sections      24        T27S R20W         MMC 169589
                                19        T27S R21W
Kendra #2         Sections 13 & 24        T27S R21W         MMC 169590
                           18 & 19        T27S R20W
Kendra #3         Section       19        T27S R20W         MMC 169591

Kendra #4         Section  18 & 19        T27S R20W         MMC 169592

Kendra #5         Section       19        T27S R20W         MMC 169593

Kendra #6         Section  18 & 19        T27S R20W         MMC 169594

Kendra #7         Section       19        T27S R20W         MMC 169595

Kendra #8         Section  18 & 19        T27S R20W         MMC 169596

Dated this 23th Day of August, 2002

/s/ Leroy Halterman
Leroy Halterman

                  STATE OF NEW MEXICO
                    County of Hildago
                  Filed for record at 1:43 o'clock
                  P.M. AUG 28 2002
                  Recorded in Book 37 Page(s) 1887
                  of the records of Mining Locations
                  /s/ Belinda Chavez County Clerk
                  By: /s/ D. Vargas Deputy